SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Alcentra Capital Corporation

(Name of Registrant as Specified in Its Charter)

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ALCENTRA CAPITAL CORPORATION
200 Park Avenue, 7th Floor
New York, New York 10166
(212) 922-8240

April 27, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Alcentra Capital Corporation (the “Company”) to be held on June 15, 2017 at 9:30 a.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 38th Floor, 1114 Avenue of the Americas, New York, New York 10036. Only stockholders of record as the close of business on May 8, 2017 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Details of the business to be conducted at the meeting are given in the accompanying Notice of 2017 Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in the Proxy Statement. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares.

Your vote and participation in the governance of the Company is very important to us. We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Paul J. Echausse, Esq.
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 15, 2017.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2016 are available on the Internet at www.investorvote.com/ABDC.

ALCENTRA CAPITAL CORPORATION
200 Park Avenue, 7th Floor
New York, New York 10166
(212) 922-8240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2017

To the Stockholders of Alcentra Capital Corporation:

The 2017 Annual Meeting of Stockholders of Alcentra Capital Corporation (the “Company”) will be held at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 38th Floor, 1114 Avenue of the Americas, New York, New York 10036 on June 15, 2017 at 9:30 a.m., Eastern Time, for the following purposes:

1.	To elect two directors of the Company nominated by the Company’s Board of Directors (the “Board”) and named in this proxy statement, who will each serve for a term of three years, or until his successor is duly elected and qualified;
2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;
3.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and
4.	To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the meeting if you are a stockholder of record at the close of business on May 8, 2017. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. You may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board,

Ellida McMillan
Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary

New York, New York
April 27, 2017

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

ALCENTRA CAPITAL CORPORATION
200 Park Avenue, 7th Floor
New York, New York 10166
(212) 922-8240

PROXY STATEMENT
2017 Annual Meeting of Stockholders
General

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Alcentra Capital Corporation (“Alcentra,” the “Company,” “we,” “us” or “our”) for use at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 15, 2017 at 9:30 a.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 38th Floor, 1114 Avenue of the Americas, New York, New York 10036 and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended December 31, 2016, are first being sent to stockholders on or about May 10, 2017.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote electronically by telephone or over the Internet, and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as a director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

Annual Meeting Information

Date and Location

We will hold the Annual Meeting on June 15, 2017, at 9:30 a.m. Eastern Standard Time at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 38th Floor, 1114 Avenue of the Americas, New York, New York 10036.

Admission

Only record or beneficial owners of the Company’s common stock as of the close of business on May 8, 2017 or their proxies may attend the Annual Meeting. Beneficial owners must provide evidence of stock holdings, such as a recent brokerage account or bank statement.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect two directors of the Company nominated by the Company’s Board and named in this proxy statement, who will each serve for a term of three years, or until his successor is duly elected and qualified;
2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;
3.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and
4.	To transact such other business as may properly come before the meeting.

Voting Information

Record Date

The record date for the Annual Meeting is the close of business on May 8, 2017 (the “Record Date”). You may cast one vote for each share of common stock that you own as of the Record Date.

Quorum Required

A quorum of stockholders must be present for any business to be conducted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. We anticipate that there will be 13,437,059 shares outstanding and entitled to vote on the Record Date. Thus, we anticipate that 6,718,531 must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the meeting, you must obtain a legal proxy from the record holder of your shares and present it at the meeting. If you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will not be permitted to vote your shares on any proposal considered at the meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card or you may vote electronically by telephone or over the Internet. Authorizing a proxy will not limit your right to vote in person at the meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by (1) delivering a written revocation notice prior to the Annual Meeting to our Secretary, Ellida McMillan at Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York, 10166; (2) delivering a later-dated proxy that we receive no later than the opening of the polls at the Annual Meeting; or (3) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the meeting.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To elect two directors of the Company nominated by the Company’s Board and named in this proxy statement, who will each serve for a term of three years, or until his successor is duly elected and qualified.	Affirmative vote of a plurality of the vote cast and entitled to vote thereon at the Annual Meeting.	No	Abstentions and broker non-votes will have no effect on the result of the vote.
Proposal 2 — To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.	Affirmative vote of a majority of the votes represented at the Annual Meeting and entitled to vote on the proposal.	No	Abstentions and broker non-votes will have no effect on the result of the vote.
Proposal 3 — To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of a majority of the votes represented at the Annual Meeting and entitled to vote on the proposal.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Additional Solicitation.  If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Board is making this proxy solicitation and the Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing. In addition, we will indemnify them against any losses arising out of that firm’s proxy soliciting services on our behalf.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company and officers or employees of Alcentra NY, LLC (“Alcentra NY” or the “Adviser”), the Company’s investment adviser. No additional compensation will be paid to directors, officers or regular employees of the Company or Alcentra NY for such services. Alcentra NY is located at 200 Park Avenue, 7th Floor, New York, New York 10166.

The Company has engaged the services of Alliance Advisors for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $35,000 plus reimbursement of certain expenses and fees for additional services requested. Please note that Alliance Advisors may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company’s proxy tabulation firm.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Ellida McMillan, Secretary, Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 21, 2017, the beneficial ownership of each current director, the nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC or other information obtained from such persons or available to us.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially		Percentage of Class
5% Owners
The Bank of New York Mellon Corporation(1)	2,869,256		21.4%
Advisors Asset Management, Inc.(2)	888,751		6.6%
San Bernardino County Employees’ Retirement Association(3)	725,499		5.4%
Interested Directors
Paul J. Echausse	73,278	(4)	*
Paul Hatfield	498,657	(5)	3.7%
David Scopelliti	6,400	(6)	*
Independent Directors
T. Ulrich Brechbühl	—		—
Edward Grebow	31,708	(7)	*
Douglas J. Greenlaw	—		—
Rudolph L. Hertlein	6,000		*
Steven H. Reiff	—		—
Executive Officers
Ellida McMillan	1,470		*
Branko Krmpotic	4,000		*
Executive officers and directors as a group (10 persons)	621,513		4.96%

(1)	Based on Amendment No. 4 of Schedule 13D filed by The Bank of New York Mellon Corporation (“Bank of New York”), BNY Mellon, National Association (“BNY Mellon”), BNY Mellon IHC, LLC (“IHC”), MBC Investments Corporation (“MBC”), BNY Alcentra Group Holdings, Inc. (“BNY Alcentra”) and Alcentra NY on April 21, 2017, as of April 18, 2017, (i) Bank of New York is deemed to have beneficial ownership of 2,869,256 shares or 21.4% of our common stock; (ii) BNY Mellon is deemed to have beneficial ownership of 902,260 shares or 6.7% of our common stock; (iii) IHC is deemed to have beneficial ownership of 1,966,966 shares or 14.6% of our common stock; (iv) MBC is deemed to have beneficial ownership of 1,966,966 shares or 14.6% of our common stock; (v) BNY Alcentra is deemed to have beneficial ownership of 1,966,996 shares or 14.6% of our common stock; and (vi) Alcentra NY is deemed to have beneficial ownership of 1,796,476 shares or 13.3% of our common stock.

Of these shares, Bank of New York shares voting power with respect to 2,823,983 shares of our common stock held by BNY Mellon (856,987 shares), Alcentra NY (1,521,319 shares), Alcentra Ltd. (170,520 shares) and Clareant Global Credit Alternatives Fund (formerly BNY Mellon Global Credit Alternatives Fund) (“Clearant”) (275,157 shares) and shares dispositive power with respect to 2,869,256 shares of our common stock held by BNY Mellon (902,260 shares), Alcentra NY (1,521,319 shares), Alcentra Ltd. (170,520 shares) and Clareant (275,157 shares); (ii) BNY Mellon shares voting power with respect to 856,987 shares of our common stock held by clients of its wealth management branch and shares dispositive power with respect to 902,260 shares of our common stock held by clients of its wealth management branch; (iii) IHC, MBC and BNY Alcentra share voting and dispositive power with respect to 1,966,996 shares of our common stock held by Alcentra NY (1,521,319 shares), Alcentra Ltd. (170,520 shares) and Clearant (275,157 shares); and (iv) Alcentra NY shares voting and dispositive power with respect to the 1,521,319 shares of our common stock it holds and the shares held by Clearant (275,157).

The 275,157 shares of our common stock held by Clearant were acquired by it for investment purposes in open market transactions during the fourth quarter of 2014 and the first quarter of 2015; the 1,521,319 shares of our common stock held by Alcentra NY were acquired by it in connection with our initial organization in 2010, in connection with a long-term incentive compensation plan (the “LTIP”) maintained by Alcentra NY and Alcentra Ltd. for its employees, including Messrs. Hatfield and Echausse, and in connection to the transfer of 1,475,620 shares of our common stock from Alcentra Investments on September 24, 2015; and the 170,520 shares of our common stock held by Alcentra Ltd. were acquired by it in connection with the LTIP.

Bank of New York’s and IHC’s principal business address is 225 Liberty Street, New York, New York, 10286. BNY Mellon’s principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. MBC’s principal business address is Bellevue Corporate Center 301 Bellevue Parkway, 3rd Floor, Wilmington, DE. BNY Alcentra’s principal business address is 10 Graham Street, London, England, EC2V 7JD. Alcentra NY’s principal business address is 200 Park Avenue, 7th Floor, New York, New York 10166.

(2)	Based on the Schedule 13G filed by Advisors Asset Management, Inc. (“AAM”) on February 13, 2017, AAM’s principal business address is 18925 Base Camp Road, Monument, Colorado 80132.
(3)	SBCERA’s principal business address is 348 W. Hospitality Lane, Third Floor, San Bernardino, California 92415.
(4)	Includes 4,332 shares of phantom stock relating to our shares of common stock that have been allocated to Mr. Echausse pursuant to the LTIP.
(5)	Mr. Hatfield is deemed to have beneficial ownership of (i) 7,381 shares of our common stock held directly by Mr. Hatfield; (ii) 275,157 shares of our common stock held by Clareant Global Credit Alternatives Fund (formerly BNY Mellon Global Credit Alternatives Fund); (iii) 45,699 shares of our common stock held by Alcentra NY; and (iv) 170,520 shares of our common stock held by Alcentra Ltd.
(6)	Mr. Scopelliti is deemed to have beneficial ownership of (i) 1,800 shares of our common stock held by the Patricia Scopelliti Trust and (ii) 4,600 shares of our common stock held directly by Mr. Scopelliti.
(7)	Mr. Grebow is deemed to have beneficial ownership of (i) 500 shares of our common stock held by the Madeline Grebow Children’s Trust and (ii) 31,208 shares of our common stock held directly by Mr. Grebow.
*	Represents less than 1%.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of April 21, 2017. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
Paul J. Echausse	Over $100,000
Paul Hatfield	Over $100,000
David Scopelliti	*
Independent Directors:
T. Ulrich Brechbühl	*
Edward Grebow	Over $100,000
Douglas J. Greenlaw	*
Rudolph L. Hertlein	$50,001 – $100,000
Steven H. Reiff		*

*	Represents less than 1%.
(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act
(3)	The dollar range of equity securities beneficially owned is based on a closing price of $14.39 on April 21, 2017 on the Nasdaq Global Select Market. Beneficial ownership has been determined in accordance Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I:
ELECTION OF TWO DIRECTORS OF THE COMPANY NOMINATED BY THE COMPANY’S BOARD AND NAMED IN THIS PROXY STATEMENT, WHO WILL EACH SERVE FOR A TERM OF THREE YEARS, OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED

Our business and affairs are managed under the direction of the Board. Pursuant to our articles of incorporation and bylaws, the number of directors on the Board is currently fixed at eight directors and is divided into three classes. Following the Annual Meeting, the number of directors on the Board will be fixed at seven directors and will be divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

The Board has nominated each of Paul J. Echausse and Steven H. Reiff for election for a three year term expiring in 2020. Mr. Hertlein, has indicated that he is not seeking re-election and will hold office only until the Annual Meeting. Mr. Echausse and Mr. Reiff are not being proposed for election pursuant to any agreement or understanding between each of Mr. Echausse and Mr. Reiff and the Company.

Required Vote

This proposal requires the affirmative vote of the holders of a plurality of the votes cast and entitled to vote thereon at the Annual Meeting. Stockholders may not cumulate their votes. If you vote “withhold authority” with respect to each of Mr. Echausse and Mr. Reiff, your shares will not be voted with respect to each of Mr. Echausse and Mr. Reiff.

Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the election of directors. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether each of the nominees for election as a director have been elected. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of Mr. Echausse and Mr. Reiff. If either Mr. Echausse or Mr. Reiff should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that either Mr. Echausse or Mr. Reiff will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF MR. ECHAUSSE AND MR. REIFF.

Director and Executive Officer Information

Nominees and Directors

Information regarding Mr. Echausse and Mr. Reiff, who are each being nominated for election as a director of the Company by the stockholders at the Annual Meeting, as well as information about our current directors whose terms of office will continue after the Annual Meeting, is as follows:

Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Director Since	Term Expires
Interested Directors
Paul J. Echausse	56	President, Chief Executive Officer and Chairman of the Board	President, Chief Executive Officer and Director of Alcentra from November 2013 through June 30, 2017; Managing Director and Head of U.S. Mezzanine Investments of Alcentra NY since 2007	None	2013	2017
Paul Hatfield	56	Chairman Emeritus of the Board	Global Chief Investment Officer of Alcentra NY and Alcentra Ltd. since 2014; Chief Investment Officer of Alcentra NY from 2008 through March 2014	None	2013	2019
David Scopelliti	52	Director	President and Chief Executive Officer of Alcentra effective as of June 30, 2017; Executive Vice President of Alcentra since March 2017 and Senior Vice President of Alcentra from March 2015 through March 2017; Managing Director of Alcentra NY since March 2017 and Senior Vice President of Alcentra NY from July 2014 through March 2017; Principal of GarMark Advisors II, LLC, a private investment firm, from June 2007 to June 2014	None	2017	2018

Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Director Since	Term Expires
Independent Directors
T. Ulrich Brechbühl	53	Director	Executive Chairman of Avadyne Health, a company that provides comprehensive workflow, highly-trained staff, and change management services to hospitals, since April 2016; President of Appenzeller Point LLC, a family investment management business, from December 2013 through January 2016; Executive Vice President of Emdeon, a provider of revenue and payment cycle management in the healthcare industry, from 2012 through 2014; Chief Executive Officer of Chamberlin Edmonds and Associates Inc., a subsidiary of Emdeon, from 2004 through 2014	None	2014	2018
Edward Grebow	67	Director	Managing Director of TriArtisan Capital Advisors LLC, an investment and merchant bank, since November 2013; President and Chief Executive Officer of Amalgamated Bank, a commercial bank, from April 2011 to November 2013; Managing Director of J.C. Flowers & Co. LLC, a private equity firm with a focus on financial services companies, from 2007 to March 2011; Director of Saddle River Valley Bank, from 2010 to 2011; and Director of Flowers National Bank, from 2008 to 2011	Director and Chairman of the audit committee of the board of directors of Diamond Offshore Drilling, Inc. (NYSE: DO), since July 2008; Director of Xenith Bankshares (NASDAQ: XBKS) since September 2016	2016	2018

Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Director Since	Term Expires
Douglas J. Greenlaw	72	Director	Chief Executive Officer of Greenlaw Investments, Inc., a private equity company, since 1998; Chairman of Community Journals, LLC, a community newspaper, since 1999; Chief Executive Officer of OneMinuteNews.com, an internet news company, since 2010; Chairman and Chief Executive Officer of Greenlaw-Marshall Communications, a company that operates small market television companies, from 2005 through 2014	None	2014	2019
Steven H. Reiff	65	Director	President and CEO of Beechmax, Inc. and Comax Partners, a family limited partnership, from 2014 to 2017; Secretary, Donahue Family Foundation, a family charitable foundation, since 2014; National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Private Wealth Management from 1999 to 2014	None	2017	2017

The business address of the nominee and the director listed above is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Steven Levinson	51	Chief Compliance Officer	Chief Compliance Officer of Alcentra since 2014; Chief Compliance Officer of Alcentra NY since 2011; Director of Compliance of Stone Tower Capital, an alternative credit manager, from 2008 to 2011
Ellida McMillan	49	Chief Accounting Officer, Treasurer and Secretary	Chief Financial Officer and Chief Operating Officer of Alcentra since April 2017; Treasurer and Secretary of Alcentra since November 2013; Chief Accounting Officer of Alcentra from November 2013 through April 2017; Consultant with Tatum US, a financial and technology consulting and advisory firm, from November 2013 to March 2014; owner of McMillan Consulting from 2007 to 2012
Branko Krmpotic	59	Executive Vice President	Executive Vice President of Alcentra since April 2017; Managing Director of Alcentra NY from March 2017 through September 2014; Senior Vice President of Alcentra from September 2014 through March 2017; Senior Analyst at Raven Asset Management, a credit hedge fund from 2007 through 2010

The business address of the nominee and the director listed above is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Biographical Information

The Board considers whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The Board also considers whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

T. Ulrich Brechbühl.  Mr. Brechbühl has served as Executive Chairman of Avadyne Health, a company that provides comprehensive workflow, highly-trained staff, and change management services to hospitals, since April 2016. He previously served as the President of Appenzeller Point LLC, a family investment management business from December 2013 through January 2016. Mr. Brechbühl previously served as both the Executive Vice President for Emdeon’s provider business as well as the Chief Executive Officer of Chamberlin Edmonds and Associates Inc. (CEA), an Emdeon Company. Mr. Brechbühl joined CEA in 2004 as the company’s COO. Shortly thereafter he became the President and Chief Executive Officer of CEA and was appointed to the board. In 2010 he joined the Emdeon executive team upon the sale of CEA to Emdeon. Prior to joining CEA, Mr. Brechbühl served as a director and as the Chief Executive Officer and Chief Financial Officer of MigraTEC, Inc., a publicly traded software business. He joined MigraTEC in 2000 as the Chief Financial Officer and was soon elected to the board and promoted to Chief Executive Officer, serving in those capacities until the end of 2003. From 1998 to 2000, Mr. Brechbühl was a founder and the Chief Financial Officer of Thayer Aerospace, a provider of structural components to the aerospace and defense industries. Mr. Brechbühl previously served as a Manager of Bain & Company from 1994 to 1998, during which time he led teams in a variety of assignments in high tech, aerospace and defense, and construction. Mr. Brechbühl is a graduate with distinction from the United States Military Academy at West Point and received an M.B.A. from Harvard Business School.

We believe Mr. Brechbühl’s extensive finance and corporate leadership experience bring important and valuable skills to the Board.

Edward Grebow.  Mr. Grebow currently serves as a Managing Director of TriArtisan Capital Advisors, an investment banking firm. Mr. Grebow has served as a director and chairman of the audit committee of the board of directors of Diamond Offshore Drilling, Inc. (NYSE: DO) since July 2008. Mr. Grebow has also served as a Director of Xenith Bankshares (NASDAQ: XBKS) since September 2016. He served as President and Chief Executive Officer of Amalgamated Bank, a commercial bank, from April 2011 to November 2013. Mr. Grebow also served as managing director of J.C. Flowers & Co. LLC, a private equity firm with a focus on financial services companies, from 2007 to March 2011, a director of Saddle River Valley Bank from 2010 to 2011 and a director of Flowers National Bank from 2008 to 2011. Mr. Grebow served as President of ULLICO Inc., an insurance and financial services firm, from 2003 to 2006.

We believe Mr. Grebow’s broad experience in commercial and investment banking, private equity, insurance and financial services enables him to provide the Board valuable insight and the benefit of his extensive knowledge of and background in financial services, investment and management.

Douglas J. Greenlaw.  Mr. Greenlaw currently serves as Chief Executive Officer of Greenlaw Investments, Inc., a private equity company, and has since 1998. In addition, Mr. Greenlaw currently serves as Chairman of Community Journals, LLC, a community newspaper, and has since 1999. Mr. Greenlaw also currently serves as Chief Executive Officer of OneMinuteNews.com, an internet news company, and has since 2010. Mr. Greenlaw previously served as the Chairman and Chief Executive Officer of Greenlaw-Marshall Communications, a company that operates small market television companies utilizing digital spectrum and the internet to enhance profitability, from 2007 to 2014. Mr. Greenlaw also previously served as the Chief Executive Officer and a Director of Switchboard, Inc. from 1999 until 2004, during which time he led the company’s post-IPO turn-around during the tech crash and eventual sale to InfoSpace. From 1994 until 1997, Mr. Greenlaw served as President and Chief Operating Officer of Multimedia, Inc., during which time he led all divisions of the public broadcast, print, cable, and entertainment media company. Mr. Greenlaw also served as Chief Executive Officer of the Venture Division of Whittle Communications from 1991 until 1994 and also previously served as President of Advertising and Marketing at MTV Network from 1986 until 1991. Mr. Greenlaw received a B.S. from Indiana University, and is a former U.S. Army Company Commander, receiving two Purple Hearts, One Silver Star and 2 Bronze Stars for valor in combat in Vietnam.

We believe that Mr. Greenlaw’s depth of experience in corporate managerial positions brings important and valuable skills to the Board.

Steven H. Reiff.  Mr. Reiff served as President and CEO of Beechmax, Inc. and Comax Partners, family limited partnership, from 2014 through 2017. Mr. Reiff was previously the National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Private Wealth Management. In this role, he oversaw design of the investment architecture, product strategy, product development and investment advisory functions of the organization. Mr. Reiff served on the majority of the investment committees which were responsible for strategy, asset allocation and investment solutions for all clients. Before joining BNY Mellon, Mr. Reiff was a managing partner of Bank One’s Investor Advisors’ Wealth Management business. Earlier in his career, he assisted clients in their investments in alternative strategies and alternative asset classes including venture capital and hedge funds. Mr. Reiff’s banking experience includes three years of international banking based in Europe. Prior to his career in banking, Steven held positions in strategic planning and sales management in the information services business of IBM and Control Data Corporation.

We believe Mr. Reiff’s strategy, development and advisory experiences enables him to provide the Board with valuable insight and skills.

Interested Directors

Paul J. Echausse.  Mr. Echausse has served as our President and Chief Executive Officer and a member of the Board since our inception and will continue to serve as such through June 30, 2017. Mr. Echausse is currently the Chairman of the Board, a position he has held since April 2017, and has served as Managing Director and Head of U.S. Mezzanine Investments at Alcentra NY since 2007. Mr. Echausse serves on the Investment Committee of BNY Mellon Private Equity and European Direct Lending. Mr. Echausse is responsible for the overall management and direction of our investment operations, including transaction sourcing, deal execution and the monitoring of our portfolio companies. Mr. Echausse brings more than 20 years of leveraged finance experience to the origination and management of the Alcentra Mezzanine’s investment portfolios. Prior to joining BNY Capital Markets, Inc., a predecessor of BNY Mellon Capital Markets, LLC, in 1998, Paul was President of Kisco Capital Corporation, the growth capital SBIC affiliate of Kohlberg & Co. L.L.C. Previously, he was Chief Operating Officer of IBJS Capital Corporation, the junior capital investment affiliate of IBJ Schroder Bank. Prior to IBJ Schroder Bank, Mr. Echausse was the Assistant Division Head of Southeast Banking for the Bank of New York. Mr. Echausse previously served as President of the Northeast Regional Association of Small Business Investment Companies and on the national board of the National Association of Small Business Investment Companies. Mr. Echausse serves on the board of directors of DRC Emergency Services, LLC, FST Technical Services, LLC, Grindmaster Cecilware Corporation, EB Brands, Emerald Waste and Our Lady of Mercy Academy in Syosset, NY. Mr. Echausse received a B.S. from Fordham University (magna cum laude, Phi Beta Kappa), an M.B.A. from New York University and a J.D. from Fordham Law School and is a member of the New York State Bar.

We believe Mr. Echausse’s extensive leveraged finance experience, especially in connection with originating and managing investments for funds managed by the Adviser, bring important and valuable skills to the Board.

Paul Hatfield.  Mr. Hatfield has been Chairman Emeritus of the Board since April 2017, was Chairman of the Board from March 2014 through April 2017, a director since June 2013 and has been a member of the board of directors of Alcentra NY since July 2008. Mr. Hatfield presently serves as Global Chief Investment Officer of Alcentra NY and Alcentra Ltd. and previously served as President and Chief Investment Officer of Alcentra NY from July 2008 through 2014. From 2003 until July 2008 Mr. Hatfield was the senior portfolio manager for European CLOs at Alcentra Ltd. From April 2002 to March 2003, Mr. Hatfield was a senior analyst for the CDO operations of Intermediate Capital Group, where he covered building products and construction, aerospace and consumer credits. Between 1995 and 2001, Mr. Hatfield worked at Deutsche Bank in London for the Leveraged Finance Group. In 1998, while at Deutsche Bank, Mr. Hatfield worked in New York where he supervised Leveraged Finance and the telecom division. Before joining Deutsche Bank, Mr. Hatfield originated a portfolio of mezzanine and development capital loans at FennoScandia Bank. He originally trained as a chartered accountant in the audit division of Arthur Andersen. Mr. Hatfield received a B.A. (Honors) in Economics from Cambridge University.

We believe Mr. Hatfield’s extensive experience in leveraged finance and as a portfolio manager for funds managed by Alcentra Ltd., bring important and valuable skills to the Board.

David Scopelliti.  Mr. Scopelliti will serve as our Chief Executive Officer and President effective June 30, 2017. Mr. Scopelliti has served as our Executive Vice President since March 2017 and served as our Senior Vice President from March 2015 through March 2017. Mr. Scopelliti has also served as Managing Director of the Company and Senior Vice President of the Adviser since July 2014. Since 2004, Mr. Scopelliti has served as an Independent Director of Student Transportation Inc. (Nasdaq: STB). Prior to Alcentra, Mr. Scopelliti was a Principal at GarMark where he focused on investing private debt and private equity in middle market companies and prior to that served as the Managing Director with Pacific Corporate Group, an alternative asset investment and consulting firm, responsible for discretionary and non-discretionary private investment programs for corporate and governmental pension plans. Prior to that, Mr. Scopelliti was appointed by the Connecticut State Treasurer as Head of Private Equity for the Connecticut Retirement Plans and Trust Funds. In that role, he was responsible for restructuring, restarting and managing its $4 billion global private equity program as well as serving as Vice Chairman for the Institutional Limited Partners Association. He was also previously head of ING Capital’s Merchant Banking Group in New York investing debt and equity capital into middle-market companies for acquisitions, growth and recapitalizations with a focus on transportation, homeland security, consumer and environmental services. Mr. Scopelliti sits on a number of private company boards as either a director or observer. Mr. Scopelliti received a B.B.A. from Pace University — Lubin School of Business and is a member of the National Association of Corporate Directors.

We believe Mr. Scopelliti’s leveraged finance experience, especially in connection with funds managed by the Adviser, bring important and valuable skills to the Board.

Executive Officers Who Are Not Directors

Steven Levinson.  Mr. Levinson has served as our Chief Compliance Officer since March 2014. Mr. Levinson has served as Chief Compliance Officer for Alcentra NY since October 2011. Prior to joining Alcentra NY, Mr. Levinson served as Director of Compliance at Stone Tower Capital from May 2008 to October 2011. From March 2003 to December 2006, Mr. Levinson was the Chief Audit Executive at IDT Corporation. He began his career at Price Waterhouse and spent fourteen years in the Internal Audit departments of major financial institutions. Mr. Levinson received a B.A. in Accounting and Economics from Queens College of the City University of New York and an M.B.A. with a concentration in Financial Management from Pace University.

Ellida McMillan.  Ms. McMillan has served as our Chief Accounting Officer, Treasurer and Secretary since November 2013. Prior to joining Alcentra, Ms. McMillan served as a CPA/Partner consultant with Tatum US, a financial and technology consulting and advisory firm. Prior to joining Tatum US, from January 2007 through March 2012, Ms. McMillan owned McMillan Consulting, which provided management and financial consulting for small to medium sized businesses, including advising on accounting, financial reporting and analysis, and other financial matters. Previously, Ms. McMillan was a corporate controller at KBC Financial Holdings, a subsidiary of KBC Financial Products UK Ltd, which engaged in the sales, structuring and risk management of equity linked and equity derivatives instruments, from 2000 until 2004. Prior to KBC, Ellida was an associated director of Fixed Income Derivatives at Bear Stearns & Co. from 1999 until 2000. Ellida began her career as an auditor at Arthur Andersen in the financial service sector. Ms. McMillan holds a B.S. from Fairfield University and is a licensed CPA.

Branko Krmpotic.  Mr. Krmpotic has served as our Executive Vice President since April 2017, as Managing Director of Alcentra NY since March 2017 and as Senior Vice President of Alcentra NY since September 2014. Prior to Alcentra, Mr. Krmpotic was a senior analyst at Raven Asset Management, a credit hedge fund focused on a wide variety of credit investments. Prior to Raven, he structured private investments and loans at GSO Capital Partners (now owned by Blackstone) and before that at Technology Investment Capital Corp. (NASDAQ:TICC). Mr Krmpotic serves as a Director of FST, Battery Solutions and XGS. Mr. Krmpotic received a B.S in International Business and Management from New York University and an M.B.A. from Baruch College.

Board Leadership Structure

The Board does not have a lead independent director. We are aware of the potential conflicts that may arise when an interested director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

The Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the Board believes that the relationship of Mr. Hatfield with the Adviser provides an effective bridge between the Board and management, and encourages an open dialogue between management and the Board, ensuring that these groups act with a common purpose. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, the Adviser and the Board.

Board’s Role In Risk Oversight

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Corporate Governance

Committees of the Board

The Board met 4 times during the fiscal year 2016 and each of the committees of the Board met 5 times during the fiscal year 2016. Each director attended at least 75% of the total number of meetings of the Board and the committees on which the director served that were held while the director was a member except for Mr. Hatfield who attended 40% of the meeting of the Board and Mr. Hertlein who attended 20% of the meetings of the Board and the committees on which he served that were held while he was a member. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders. All of our directors attended our 2016 annual meeting of stockholders except for Mr. Hertlein. The Board has established an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below.

Audit Committee

The members of the Audit Committee are Messrs. Brechbühl, Grebow, Greenlaw and Reiff, each of whom meets the independence standards established by the SEC and the Nasdaq Listing Rules and is independent for purposes of the 1940 Act. Mr. Grebow serves as chairman of the Audit Committee. The Board has determined that each of Messrs. Brechbühl, and Grebow is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and the Audit Committee utilizes the services of an independent valuation firm to help them determine the fair value of these securities. The Audit Committee met 4 times during the 2016 fiscal year.

Compensation Committee

The members of the Compensation Committee are Messrs. Brechbühl, Grebow, Greenlaw and Reiff, each of whom is independent for purposes of the 1940 Act and the Nasdaq Listing Rules. Mr. Brechbühl serves as chairman of the Compensation Committee. The Compensation Committee is responsible for overseeing our compensation policies generally and making recommendations to the Board with respect to our incentive compensation and equity-based plans that are subject to board approval, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us and as such the Compensation Committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting the Compensation Committee, including sole authority to approve all such compensation consultants’

fees and other retention terms. The Compensation Committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests. The Compensation Committee met 4 times during the 2016 fiscal year.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Brechbühl, Grebow, Greenlaw and Reiff, each of whom is independent for purposes of the 1940 Act and the Nasdaq Listing Rules. Mr. Greenlaw serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements or any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee met 4 times during the 2016 fiscal year.

Corporate Governance Documents

We maintain a corporate governance webpage at the “Investor Relations” link at www.alcentracapital.com.

Our Code of Business Conduct and Board committee charters are available at our corporate governance webpage at www.alcentracapital.com and are also available to any stockholder who requests them by writing to our Secretary, Ellida McMillan, at Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Director Independence

In accordance with the rules of Nasdaq, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the Nasdaq Listing Rules. Section 5605 provides that a director of a business development company (a “BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or the Adviser.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Echausse and Hatfield, who are interested persons of the Company due to their positions as officers of the Company and officers of the Adviser.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes Board and Board committee discussion.

Communication with the Board

We believe that communications between the Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations department at (212) 922-8240. However, if stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, Attn.: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct

Our code of business conduct, which applies to directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of business conduct, which is available on our website under the “Investor Relations” link at www.alcentracapital.com, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members is a present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the U.S. Securities Exchange Act of 1934, as amended; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Transactions with Related Persons

We have entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the Advisory Agreement, we have agreed to pay to the Adviser a base management fee and an incentive fee. We paid the Adviser $5,209,684 for the year ended December 31, 2016. Messrs. Echausse and Hatfield are interested members of the Board and have a direct or indirect pecuniary interest in the Adviser.

We have entered into agreements with the Adviser, in which our senior management and members of the Adviser’s investment committee have indirect ownership and other financial interests. The Adviser may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates.

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the SEC permitting us to do so. On December 30, 2015, the SEC granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions. Under the terms of the order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including, but not limited to, (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching with respect to us or our stockholders on the part of any person concerned and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current objectives and strategies. We intend to co-invest, subject to the conditions included in the order.

We have entered into a License Agreement with the Adviser pursuant to which the Adviser has granted us a non-exclusive, royalty-free license to use the name “Alcentra.”

BNY Mellon-Alcentra Mezzanine III, L.P. (“Fund III”) is private investment fund managed by the Adviser. In connection with our initial public offering (“IPO”), Fund III received shares of our common stock which it distributed to its limited partners. We have granted certain registration rights to the limited partners of Fund III pursuant to which we have agreed to use our reasonable best efforts to file within 720 days following the completion of our initial public offering a registration statement on Form N-2 pursuant to Rule 415 with the SEC to register the resale of the shares of our common stock received by such limited partners. We have also agreed to use our efforts to cause such a registration statement to be declared effective by the SEC within 840 days following the completion of the IPO. We have agreed to use commercially reasonable efforts to keep such registration statement continuously effective until the earlier of (i) the date on which there are no longer any registrable shares (as defined in the registration rights agreement) and (ii) the third anniversary of the registration rights agreement. The costs associated with filing the resale registration statement and having it declared effective by the SEC will be borne by us.

Review, Approval or Ratification of Transactions with Related Person

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the 1940 Act restricts the Company from participating in certain transactions with certain persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.

The Company will not enter into any transactions unless and until we are satisfied that the transaction is not prohibited by the 1940 Act or, if such prohibitions exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief from the SEC for such transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the

Company believes that all such persons complied with all Section 16(a) filing requirements during the year ended December 31, 2016 except for Paul J. Echausse, who had one late Form 4 filing.

The following table shows information regarding the compensation received by our independent directors for the fiscal year ended December 31, 2016. No compensation is paid to directors who are “interested persons” for their service as directors.

Name	Aggregate Cash Compensation from Alcentra Capital Corporation(1)	Total Compensation from Alcentra Capital Corporation Paid to Director(2)
Interested Directors
Paul J. Echausse	$—	$—
Paul Hatfield	$—	$—
David Scopelliti	$—	$—
Independent Directors
T. Ulrich Brechbühl	$82,000	$82,000
Edward Grebow	$77,000	$77,000
Douglas J. Greenlaw	$79,500	$79,500
Rudolph L. Hertlein	$29,000	$29,000
Steven H. Reiff(3)	$—	$—

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Steven H. Reiff was appointed to the Board on January 1, 2017 and therefore did not receive compensation during the fiscal year ended December 31, 2016.

Our independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each Board meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee receive an annual fee of $10,000, $5,000 and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our principal financial officer and Chief Compliance Officer and their respective staffs is paid by the Adviser, subject to reimbursement by us of the allocable portion of such compensation for services rendered by them to us.

PROPOSAL II:
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

The Audit Committee and the independent directors of the board of directors have selected KPMG LLC to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017. KPMG has acted as the Company’s independent registered public accounting frim since its inception. KPMG has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of KPMG will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Although action by stockholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017 is not ratified by the stockholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint KPMG LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Independent Auditor’s Fees

The following table presents fees incurred by the Company for the fiscal years ended December 31, 2016 and December 31, 2015 for the Company’s principal accounting firm, KPMG LLP.

	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
Audit Fees	$366,100	$340,800
Audit-Related Fees	$149,700	$125,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees:	$515,800	$468,800

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. There were no tax fees incurred during the fiscal years ended December 31, 2016 and 2015.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

It is the policy of the Audit Committee to pre-approve all audit, review or attest engagements and permissible non-audit services to be performed by our registered public accounting firm. We expect that representatives of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Audit Committee Report

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 1301, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board Release No. 2012-004. KPMG LLP has discussed with the Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;
•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and
•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with audit committees concerning independence and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC. The Audit Committee also recommended the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and the Board approved such recommendation.

Audit Committee

T. Ulrich Brechbühl
Edward Grebow
Douglas J. Greenlaw
Steven H. Reiff

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the U.S. Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

PROPOSAL III:
ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2018 Annual Meeting of Stockholders will be held in May 2018, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address at 200 Park Avenue, 7th Floor, New York, New York 10166, and the Company must receive the proposal no later than January 3, 2017, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the 2018 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days or more than 150 days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s Annual Meeting of Stockholders. For the Company’s 2018 Annual Meeting of Stockholders, the Company must receive such proposals and nominations between January 16, 2018 and February 15, 2018. If the date of the Annual Meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which such notice of the date of the 2017 Annual Meeting of Stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which includes our audited consolidated financial statements, certain supplementary financial information and management’s discussion and analysis of financial condition and results of operations, is being furnished with this proxy statement. We incorporate by reference the audited consolidated financial statements and notes thereto in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2016.

Alcentra Capital Corporation

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IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 PM, EST, on June 14, 2017.

Vote by Internet

- Go to **www.investorvote.com/ABDC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends you vote FOR the nominees listed and FOR Proposals 2 and 3.

	For	Withhold		For	Withhold
01 - Paul Echuasse	☐	☐	02 - Steven Reiff	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Alcentra Capital Corporation

PROXY — ALCENTRA CAPITAL CORPORATION

Annual Meeting of Stockholders — June 15, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul J. Echausse and Douglas J. Greenlaw, and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of Alcentra Capital Corporation, a Maryland Corporation (the "Company"), to be held at the Offices of Eversheds Sutherland (US) LLP, The Grace Building, 38th Floor, 1114 Avenue of the Americas, New York, New York 10036, on June 15, 2017, at 9:30 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Company and the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY IS REVOCABLE. UNLESS A CONTRARY DIRECTION IS INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please sign, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.